Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Momenta Pharmaceuticals, Inc. (the "Company") for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Craig A. Wheeler, President and Chief Executive Officer of the Company, and Michelle Robertson, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CRAIG A. WHEELER
Dated: February 22, 2019	Craig A. Wheeler President and Chief Executive Officer

/s/ MICHELLE ROBERTSON
Dated: February 22, 2019	Michelle Robertson Senior Vice President and Chief Financial Officer